                                 SCHEDULE 14A
                                (RULE 14A-101)

                  INFORMATION REQUIRED IN THE PROXY STATEMENT


         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

File by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                            OmniComm Systems, Inc.
                            ----------------------
               (Name of Registrant as Specified In Its Charter)


          ----------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

           NOTICE OF ANNUAL STOCKHOLDERS MEETING AND PROXY STATEMENT

                     [LOGO OF OMNICOMM SYSTEMS, INC. (TM)]

                             OMNICOMM SYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        To Be Held on November 16, 2001

  TO THE STOCKHOLDERS:

  The Annual Meeting of Stockholders (the "Annual Meeting") of OmniComm Systems, Inc., a Delaware Corporation (the "Company"), will be held on Friday, November 16, 2001, at 9:00 a.m., EDT, at 2835 Tigertail Avenue, Coconut Grove, Florida, 33133, for the following purposes:

     1)  To elect five directors for a term of one year.
     2) To ratify the appointment of Greenberg & Co. as independent auditors for the Company for the year ended December 31, 2001.
     3) To authorize an increase in the number of shares of Common Stock of the Company from 20 million to 60 million.
     4) To authorize an increase in the number of options that may be granted under the Company's 1998 Incentive Stock Option Plan from 3 million to 5 million.
     5)  To attend to other matters that properly come before the meeting.

Stockholders owning the Company's shares at the close of business on September 28, 2001 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting.

The Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

All stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting in person.

Please note that if you hold your shares in "street name", that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. Check-in at the registration desk will be required.

                                                      FOR THE BOARD OF DIRECTORS

                                                            /s/ Randall G. Smith
                                                            --------------------
                                                                Randall G. Smith
                                                             Corporate Secretary

Coconut Grove, Florida
September 19, 2001

                               Table of Contents
                               -----------------

About the Meeting                                                                         5
Voting Procedures                                                                         5
Corporate Governance                                                                      7
Election of Directors (Item 1 on Proxy Card)                                              8
Ratification of Appointment of Independent Accountants (Item 2 on Proxy Card              9
Proposal to Increase Authorized Common Stock (Item 3 on Proxy Card)                       9
Amendment of 1998 Stock Incentive Plan (Item 4 on Proxy Card)                            11
Submission of Shareholder Proposals and Director Nominations                             17
Executive Compensation                                                                   17
Compensation Tables                                                                      19
Other Forms of Compensation                                                              20
Security Ownership of Certain Beneficial Owners & Management                             20
Audit Committee Charter                                                                  21
Audit Committee Report                                                                   22
Roles of Board Committees                                                                23
Certain Relationships & Related Transactions                                             24
Form 10QSB June 30, 2001                                                                 24
Section 16(a) Beneficial Ownership Reporting Compliance                                  26
Compensation Committee Interlocks and Insider Participation                              27
Other Business                                                                           27

                             OMNICOMM SYSTEMS, INC.

                                PROXY STATEMENT
                                    FOR THE
                      2000 ANNUAL MEETING OF STOCKHOLDERS

                               ABOUT THE MEETING

General

The enclosed proxy is solicited on behalf of the Board of Directors of OmniComm Systems, Inc., a Delaware Corporation, for use at the Annual Meeting of Stockholders, at 2835 Tigertail Avenue, Coconut Grove, Florida, 33133, on Friday, November 16, 2001, at 9:00 a.m., EST. The telephone number for inquiries is (305) 448 - 4700.

What is the Purpose of the Annual Meeting?

At the Company's Annual Meeting, stockholders will act upon matters outlined in the accompanying notice of the meeting and transact such other business that may properly come before the meeting. In addition, the Company's management will report on the performance of the Company during fiscal 2000 and respond to questions from stockholders.

                               VOTING PROCEDURES

Your Vote is Very Important.

Who is Entitled to Vote?

Only stockholders of record at the close of business on the Record Date, September 28, 2001, receive notice of the Annual Meeting and are entitled to vote the shares of common stock that they hold as of that date. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Please note that if you hold your shares in "street name", that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters, such as election of directors or leave your shares without a vote. We encourage you to provide instructions to your brokerage firm by voting our proxy. This ensures your shares will be voted at the meeting.

The proxy solicitation materials were mailed on or about October 1, 2001, together with the Company's Annual Report for the period ended December 31, 2000, to all stockholders entitled to vote at the meeting.

How Do I Vote?

You have two ways to vote. You may return the proxy card by mail, or vote in person. To vote by mail, you must sign your proxy card and send it in the enclosed prepaid, addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board of Directors:

     .  for the five named directors;

     .  for the increase in the number of authorized common stock;

     . for the ratification of the appointment of Greenberg & Co., LLP, as the Company's auditors; and

     . for the proposal to increase the number of authorized stock options available in the Company's 1998 Stock Incentive Plan.

If you choose to vote in person, you will have an opportunity to do so at the Annual Meeting. You may either bring your proxy card to the Annual Meeting, or if you do not bring your proxy card, the Company will pass out written ballots to anyone who was a stockholder as of the record date. Please note that you will be required to provide a brokerage statement reflecting your stock ownership as of the Record Date.

What if I Change My Mind After I Return My Proxy Card?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

     . signing another proxy with a later date, (the proxy with the latest date is counted);

     .  voting in person at the Annual Meeting.

What Does it Mean if I Receive More Than One Proxy Card?

It means you have multiple accounts with the transfer agent and/or with brokers. If you would like to cancel duplicate mailings, you may authorize the Company to discontinue mailings of multiple annual reports by marking the appropriate box on each proxy card.

What Constitutes a Quorum?

The presence, in person or by properly executed proxy, of the holders of a majority of the shares of common stock outstanding as of the Record Date constitutes a quorum at the Annual Meeting. Shares that voted "For," "Against'" or "Withheld" on the proposals are treated as being present at the meeting for purposes of establishing a quorum and are deemed to be "votes cast" at the Annual Meeting with respect to the proposals. Signed, unmarked proxy cards are voted as recommended by the Board of Directors. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the vote duly cast is required for the ratification of the appointment of the independent auditors, the increase in authorized common stock and the increase in the number of options available under the Company's Stock Incentive Plan.

Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Annual Meeting. However, abstentions and broker non-votes will not be included in the tabulation of the voting results on the election of directors or on issues requiring approval of a majority of the votes duly cast.

As of the Record Date, a total of 8,343,697 shares of the Company's common stock, $.001 par value were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's common stock, see "Stock Ownership." The closing price of the Company's common stock on the NASDAQ Over the Counter Bulletin Board on the Record Date was $0.64 per share.

Who Will Count the Vote?

The Company's Registrar, ADP Investor Services, will tally the vote, which will be certified by an Inspector of Election. The Inspector of Election will be the Company's Secretary or Assistant Secretary.

Who is Soliciting This Proxy?

Solicitation of proxies is made on behalf of the Board of Directors of the Company. The Company will pay the cost of preparing, assembling and mailing the notice of Annual Meeting, proxy statement and proxy card. In addition, to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company, without additional compensation, in person or by telephone or other electronic means.

                              CORPORATE GOVERNANCE

In accordance with Delaware General Corporation Law and the Company's Amended Certificate of Incorporation and By-Laws (the "By-Laws"), the Company's business, property and affairs are managed under the direction of the Board of Directors. Although directors are not involved in the day-to-day operating details, they are kept informed of the Company's business through written reports and documents provided to them regularly, as well as by operating, financial and other reports presented by the officers of the Company at meetings of the Board of Directors and committees of the Board of Directors.

MEETINGS OF THE BOARD OF DIRECTORS. The Board of Directors held 11 meetings in 2000. Each of the incumbent directors attended at least 75% of the Board of Directors and committee meetings to which the director was assigned. The incumbent directors in the aggregate attended about 94.5% of their Board of Directors and assigned committee meetings.

COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors has established two standing committees.

Audit Committee -- reviews and monitors the Company's corporate financial reporting, external audits, internal control functions and compliance with laws and regulations that could have a significant effect on the Company's financial condition or results of operations. In addition, the Audit Committee has the responsibility to consider and recommend the appointment of, and to review fee arrangements with, the Company's independent accountants. The Audit Committee did not meet during 2000. The current members of the Audit Committee are Messrs. Wit and Smith.

Compensation Committee -- reviews and makes recommendations to the Board of Directors regarding the compensation to be provided to the Chief Executive Officer. In addition, the Compensation Committee reviews compensation arrangements for the other executive officers. The Compensation Committee also administers the Company's equity compensation plans. The Compensation Committee held one meeting during 2000. The current members of the Compensation Committee are Messrs. Wit, Blue and van Kesteren.

DIRECTOR COMPENSATION. Directors do not receive compensation for their services as directors; however, they are reimbursed for the expenses they incur in attending meetings of the Board of Directors or board committees. Outside directors of the Company are also eligible to receive options to purchase Common Stock awarded under the 1998 Stock Incentive Plan.

                             ELECTION OF DIRECTORS
                             ITEM 1 ON PROXY CARD

The Company's By-Laws provide that the Company's business shall be managed by a Board of Directors of not less than three directors, with the number of directors to be fixed by the shareholders from time to time. The directors serve terms of one year and until their respective successors have been elected and have qualified. There are currently five directors of the Company.

Director candidates are nominated by the Board of Directors. Shareholders are entitled to nominate candidates for the Board of Directors in accordance with the procedures set forth in the By-Laws.

At the Annual Meeting, five directors are to be elected. All of the director nominees are currently directors of the Company. All five nominees have consented to being named as nominees for directors of the Company and have agreed to serve if elected. The directors will be elected to serve for one year terms and until their successors have been elected and qualified. If any of the nominees should become unavailable to serve at the time of the Annual Meeting, the shares represented by proxy will be voted for any remaining nominee and any substitute nominee(s) designated by the Board of Directors. Director elections are determined by a plurality of the votes cast.

Set forth is information regarding each nominee for director.

Dr. David Ginsberg, 53. Dr. Ginsberg has been a Director, Chief Executive Officer and President since August 1, 2000. Prior to joining the Company Dr. Ginsberg served as Vice President of Field Operations for Wyeth-Ayerst from 1998 to 2000. Dr. Ginsberg served as President of Concorde Clinical Research from 1994 to 1997.

Cornelis F. Wit, 55. Mr. Wit has been a Director of the Company since 1999. Mr. Wit served as interim CEO of the Company from June 30, 2000 until August 1, 2000. Mr. Wit was President of Corporate Finance of Noesis Capital Corp., an international banking and money management firm from March 1995 until September 2000. Mr. Wit currently serves as a consultant to Noesis Capital. Mr. Wit was formerly President and CEO of DMV Inc., the North American subsidiary of Campina Melkunie.

Randall G. Smith, 44. Mr. Smith has been a Director of the Company since 1997. From 1997 until the present date Mr. Smith has been an officer and director of OmniComm Systems, Inc. Mr. Smith served as President of the Company until August 1, 2000. From December 1995 to May 1997 Mr. Smith was Director of Operations for Global Communications Group.

Guus van Kesteren, 60. Mr. van Kesteren has been a Director of the Company since 1999. Mr. van Kesteren is a consultant to Noesis Capital Corp., an international banking and money management firm. Mr. Van Kesteren was formerly Vice President of Janssen Pharmaceutica, a subsidiary of Johnson & Johnson, responsible for the pharmaceutical business in South East Asia, Australia, and New Zealand.

Harold Blue, 39. Mr. Blue is Executive Vice President and Chief Operating Officer at Commonwealth Associates where he focuses on managing Commonwealth's relationships with its portfolio companies. Mr. Blue has been a Director since September 1, 2001. Since September 2000, Mr. Blue has served as Vice Chairman of Proxymed, Inc., a healthcare information systems company; between August 1993 and September 2000 he served as Proxymed's Chairman and Chief executive officer. Mr. Blue serves as a Director of Proxymed Inc., MonsterDaata Inc., Healthwatch Inc., Futurelink, eB2B Inc and Notify.

The Board of Directors recommends a vote FOR all five of the listed nominees.


            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                             ITEM 2 ON PROXY CARD

Subject to shareholder ratification, the Board of Directors, acting upon the recommendation of the Audit Committee, has reappointed the firm of Greenberg & Co., certified public accountants, as independent accountants to examine the financial statements of the Company for 2001. Ratification requires the affirmative vote of a majority of eligible shares present at the Annual Meeting, in person or by proxy, and voting thereon. Unless otherwise specified by the shareholders, the shares of stock represented by the proxy will be voted for ratification of the appointment of Greenberg & Co. as independent accountants to audit and report upon the financial statements of the Company for fiscal year 2001. If this appointment is not ratified by shareholders, the Audit Committee may reconsider its recommendation.


The Board of Directors recommends a vote FOR ratification.

                 PROPOSAL TO INCREASE AUTHORIZED COMMON STOCK
                             ITEM 3 ON PROXY CARD

The Company's Amended Certificate of Incorporation, as currently in effect, provides that the Company is authorized to issue two classes of stock, consisting of 20,000,000 shares designated as Common Stock, $.001 par value per share, and 10,000,000 shares designated as Preferred Stock, $.001 par value per share. On August 31, 2000, the Board of Directors adopted a resolution setting forth a proposed amendment to the Company's Amended Certificate of Incorporation to increase the authorized number of shares of Common Stock by 40,000,000 shares to an aggregate of 60,000,000 shares. The resolution declares the advisability of the proposed amendment and directs that the proposed amendment be considered at the annual meeting of shareholders. The proposed amendment does not affect any terms or rights of the Company's Common Stock or Preferred Stock. As proposed to be amended, the first paragraph of Article Four of the Amended Certificate of Incorporation would read as follows:

"The total number of common shares of stock which the corporation shall have the authority to issue is sixty million (60,000,000)."

As of September 15, 2001, in addition to the approximately 8,344,000 shares of common stock issued and outstanding, approximately 29,100,00 additional shares of Common Stock must be reserved for issuance for various purposes, including for issuance upon exercise or conversion of our Series A and B Preferred Stock, warrants and convertible notes and under the Company's 1998 Incentive Stock Plan. Therefore as of September 15, 2001 there were a total of approximately 37,444,000 shares of common stock either issued and outstanding or reserved for issuance out of a total of 20,000,000 authorized shares of common stock, leaving a deficit of 17,444,000 shares of common stock. The Company completed a private placement of its common stock on September 20, 2001. In that placement the Company sold 200,000 of 8% Series B Convertible Preferred Stock ("Series B"). The Series B shares are convertible into 8,000,000 shares of the Company's common stock. In addition, in that private placement the holders of the Series B shares were issued warrants to purchase an additional 8,000,000 shares of common stock. As a condition of that private placement the Company has agreed to undertake the necessary steps to increase the number of authorized shares of common stock in order to provide for the eventual conversion of the Series B into shares of the Company's common stock. The Company would also need additional authorized shares for subsequent issuance or reservation of common stock. There are no pre-emptive rights relating to the Company's common stock. As of September 15, 2001, there were 2,873,000 shares of 5% Series A Convertible Preferred Stock, and 200,000 shares of 8% Series B Convertible Preferred stock outstanding respectively.

Purpose and Effect of Amendment

The Board of Directors believes that increasing the number of authorized shares of Common Stock is desirable to make additional unreserved shares of Common Stock available for issuance or reservation without further shareholder authorization, except as may be required by applicable law or by stock exchange rules.

Having such additional shares authorized and available for issuance or reservation will provide the Company with the flexibility to issue shares of Common Stock in possible future financings, stock dividends or distributions, acquisitions, equity incentive plans or other proper corporate purposes which may be identified in the future by the Board of Directors, without the expense and delay of a special stockholders' meeting. Other than with respect to the reservation of shares of Common Stock in connection with the Company's 1998 Stock Incentive Plan, and in connection with a planned private placement for the sale of the Company's Series C Preferred Stock in 2002, or as publicly announced, the Company has no plans or other existing or proposed agreements or understandings to issue, or reserve for future issuance, any of the additional shares of Common Stock which would be authorized by the proposed amendment.

The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock. It may also adversely affect the market price of the Common Stock. However, in the event additional shares are issued in transactions whereby favorable business opportunities are provided or that provide working capital sufficient to further capitalize the Company and allow it to pursue its business plans, the market price may increase.

Potential Anti-Takeover Effect

Although the proposed amendment to the Company's Restated Certificate of Incorporation is not motivated by takeover concerns and is not considered by the Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable the Board of Directors to issue shares defensively in response to a takeover attempt. Such issuances could dilute the ownership and voting rights of a person seeking to obtain control of the Company, dilute the value of outstanding shares, and increase the ownership of stockholders opposed to a takeover. Thus, increasing the authorized Common Stock could render more difficult and less likely a merger, tender offer or proxy contest, assumption of control by a holder of a large block of the Company's stock, and the removal of incumbent management. Issuance of additional shares unrelated to any takeover attempt could also have these effects. Management has no current intent to propose anti-takeover measures in future proxy solicitations.

Vote Required

Approval of this amendment to the Amended Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of voting securities. As a result, any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against the proposal.

The Board of Directors recommends a vote FOR the proposed amendment to the Amended Certificate of Incorporation


                    AMENDMENT OF 1998 STOCK INCENTIVE PLAN
                             ITEM 4 ON PROXY CARD


The Company's 1998 Stock Incentive Plan (the "1998 Plan") was adopted in January 1998. Since the Company has committed virtually all of the shares available under the plan, in July 2001, the Board of Directors amended the 1998 Plan by increasing the number of shares of common stock authorized for issuance under the 1998 Plan by 2,000,000 shares from 3,000,000 to 5,000,000. If shareholder approval is obtained, the Company will be able to make incentive stock option grants and non-qualified stock option grants to existing employees. The Board of Directors believes that shareholder approval of the Board of Director's increase in the number of shares of Common Stock which may be issued under the 1998 Plan is necessary to ensure that sufficient shares will be available to support the Company's continuing efforts to attract and retain highly qualified employees.

The purpose of the 1998 Plan of the Company is to provide a means through which the Company and its affiliates may attract able persons to enter and remain in the employ of the Company, and to provide a means whereby those key persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between stockholders and these key persons.

A further purpose of the Plan is to provide such key persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. So that the appropriate incentive can be provided, the Plan provides for granting incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, phantom stock unit awards and performance share units, or any combination of the foregoing.

The Company believes that the 1998 Plan will encourage the participants to contribute materially to the Company's growth and will align the economic interests of the participants with those of the shareholders.

GENERAL

Prior to the amendment and subject to adjustment as described below, the 1998 Plan authorized awards to participants of up to 3,000,000 shares of the Company's Common Stock, 3,038,539 of which had been granted as of August 31, 2001. The amendment to the 1998 Plan authorized 5,000,000 shares for issuance under the 1998 Plan. Such shares may be authorized but unissued shares of the Company's Common Stock or may be shares that the Company has reacquired, including shares the Company purchases on the open market. If any options or stock appreciation rights granted under the 1998 Plan expire or are terminated for any reason without being exercised, or restricted shares or performance shares are forfeited, the shares of Common Stock underlying that award will again be available for grant under the 1998 Plan.

ADMINISTRATION OF THE 1998 Plan

The Compensation Committee will administer and interpret the 1998 Plan. The Compensation Committee has the sole authority to designate participants, grant awards and determine the terms of all grants, subject to the terms of the 1998 Plan. The Compensation Committee consists of two or more persons appointed by the Board of Directors from among its members, the majority of who are "non-employee directors" as defined by Rule 16b-3 under the Securities Exchange Act of 1934, and an "outside director" as defined by Section 162(m) of the Internal Revenue Code and related Treasury regulations. The Compensation Committee has the full authority to interpret the 1998 Plan and to make rules, regulations, agreements and instruments for implementing the 1998 Plan. The Compensation Committee's determinations made under the 1998 Plan are to be conclusive and binding on all persons having any interest in the 1998 Plan or any awards granted under the 1998 Plan.

ELIGIBILITY

Grants may be made to any employee of the Company or any of its subsidiaries and to any non-employee member of the Board of Directors. Key advisors who perform services for the Company or any of its subsidiaries are eligible if they render bona fide services, not as part of the offer or sale of securities in a capital-raising transaction.

OPTIONS

Incentive stock options may be granted to employees, directors and key advisors. Non-qualified stock options may be granted to employees, key advisors and non-employee directors. The exercise price of Common Stock underlying an option shall be determined by the Compensation Committee at the time the option is granted, and may be equal to, greater than, or less than the fair market value of such stock on the date the option is granted; provided, that the exercise price of an incentive stock option shall be equal to or greater than the fair market value of a share of Common Stock on the date such incentive stock option is granted, and the exercise price of an incentive stock option granted to an employee who owns more than 10% of the Common Stock, or who is an officer or director, may not be less than 110% of such fair market value.

Unless the applicable option agreement provides otherwise, a participant can exercise an option award after the option has fully vested, by paying the applicable exercise price in cash, or, with the approval of the Compensation Committee, by delivering shares of Common Stock owned by the grantee and having a fair market value on the date of exercise equal to the exercise price of the grants, or by such other method as the Compensation Committee shall approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board.

Options vest according to the terms and conditions determined by the Compensation Committee and specified in the grant instrument. The Compensation Committee will determine the term of each option up to a maximum of ten years from the date of grant except that the term of an incentive stock option granted to an employee who owns more than 10% of the Common Stock, or who is an officer or director, may not exceed five years from the date of grant. The Compensation Committee may accelerate the exercisability of any or all outstanding options at any time for any reason.

RESTRICTED STOCK

The Compensation Committee shall determine the number of restricted shares granted to a participant, subject to the maximum plan limit described above. Grants of restricted shares will be conditioned on such performance requirements, vesting provisions, transfer restrictions or other restrictions and conditions as the Compensation Committee may determine in its sole discretion. The restrictions shall remain in force during a restriction period set by the Compensation Committee. If the grantee is no longer employed by the Company during the restriction period or if any other conditions are not met, the restricted shares grant will terminate as to all shares covered by the grant for which the restrictions are still applicable, and those shares must be immediately returned to the Company.

STOCK APPRECIATION RIGHTS

The Compensation Committee may grant stock appreciation rights (SARs) to any participant, subject to the maximum plan limit described above. At any time, the Compensation Committee may grant an SAR award, either separately or in connection with any option; provided, that if an SAR is granted in connection with an incentive stock option, it must be granted at the same time that the underlying option is granted. The Compensation Committee will determine the base amount of the SAR at the time that it is granted and will establish any applicable vesting provisions, transfer restrictions or other restrictions as it may determine is appropriate in its sole discretion. When a participant exercises an SAR, he or she will receive the amount by which the value of the stock has appreciated since the SAR was granted, which may be payable to the participant in cash, shares, or a combination of cash and shares, as determined by the Compensation Committee.

PERFORMANCE SHARE AWARDS

The Compensation Committee may grant performance share awards to any employee or key advisor. A performance share award represents the right to receive an amount based on the value of the Company's Common Stock, but may be payable only if certain performance goals that are established by the Compensation Committee are met. If the Compensation Committee determines that the applicable performance goals have been met, a performance share award will be payable to the participant in cash, shares or a combination of cash and shares, as determined by the Compensation Committee.

AMENDMENT AND TERMINATION OF THE 1998 Plan

The Board may at any time terminate the 1998 Plan. With the express written consent of an individual Participant, the Board may cancel or reduce or otherwise alter the outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the 1998 Plan or potential payouts thereunder would not be in the best interest of the Company. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the 1998 Plan in whole or in part, provided, however, that without further stockholder approval the Board shall not:

          (a) Increase the maximum number of shares of Stock which may be issued on exercise of Options, SARs, or pursuant to Restricted Stock Awards, Phantom Stock Unit Awards, or Performance Share Unit Awards, except as provided in Section 12;

          (b) Change the maximum Option Price;

          (c) Extend the maximum Option term;

          (d) Extend the termination date of the Plan; or

          (e) Change the class of persons eligible to receive Awards under the Plan.

ADJUSTMENT PROVISIONS

In the event that certain reorganizations of the Company or similar transactions or events occur, the maximum number of shares of stock available for grant, the maximum number of shares that any participant in the 1998 Plan may be granted, the number of shares covered by outstanding grants, the kind of shares issued under the 1998 Plan and the price per share or the applicable market value of such grants shall be adjusted by the committee to reflect changes to the Company's Common Stock as a result of such occurrence to prevent the dilution or enlargement of rights of any individual under the 1998 Plan.

CHANGE OF CONTROL AND REORGANIZATION

Upon a Change of Control, as defined in the 1998 Plan, the Compensation Committee may:

     . determine that the outstanding grants, whether in the form of options and stock appreciation rights, shall immediately vest and become exercisable;

     . determine that the restrictions and conditions on all outstanding restricted stock or performance share awards shall immediately lapse;

     . require that grantees surrender their outstanding options and stock appreciation rights in exchange for payment by the Company, in cash or Common Stock, in an amount equal to the amount by which the then fair market value of the shares of Common Stock subject to the grantee's unexercised options or stock appreciation rights exceeds the exercise price of those options; and/or

     . after giving grantees an opportunity to exercise their outstanding options and stock appreciation rights, terminate any or all unexercised options and stock appreciation rights.

Upon a Reorganization, as defined in the 1998 Plan, where the Company is not the surviving entity or where the Company survives only as a subsidiary of another entity, unless the Compensation Committee determines otherwise, all outstanding option or SAR grants shall be assumed by or replaced with comparable options or rights by the surviving corporation. In addition, the Compensation Committee may: require that grantees surrender their outstanding options in exchange for payment by the Company, in cash or Common Stock, at an amount equal to the amount by which the then fair market value of the shares of Common Stock subject to the grantee's unexercised options exceeds the exercise price of those options; and/or after accelerating all vesting and giving grantees an opportunity to exercise their outstanding options or SARs, terminate any or all unexercised options and SARs.

FEDERAL TAX CONSEQUENCES

The current federal income tax treatment of grants under the 1998 Plan is described below. Local and state tax authorities also may tax incentive compensation awarded under the 1998 Plan. Because of the complexities involved in the application of tax laws to specific circumstances and the uncertainties as to possible future changes in those laws, the Company urges participants to consult their own tax advisors concerning the application of the general principles discussed below to their own situations and the application of state and local tax laws.

Incentive Stock Options. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an option holder or a deduction to the Company. To receive special tax treatment as an incentive stock option, an option holder must neither dispose of such shares within two years after the incentive stock option is granted nor within one year after the exercise of the option. Incentive stock option treatment under the Internal Revenue Code generally allows the sale of the Company's Common Stock received upon the exercise of an incentive stock option to result in any gain being treated as a capital gain to the option holder, but the Company will not be entitled to a tax deduction. However, the exercise of an incentive stock option, if the holding period rules described above are satisfied, will give rise to income includable by the option holder in his or her alternative minimum tax calculation, in an amount equal to the excess of the fair market value of the stock acquired on the date of the exercise of the option over the exercise price.

If the holding rules described above are not satisfied, gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option will be characterized as ordinary income. Such gain will be equal to the difference between the exercise price and the fair market value of the shares at the time of exercise. Special rules may apply to disqualifying dispositions where the amount realized is less than the value at exercise. The Company will generally be entitled to a deduction equal to the amount of such gain included by an option holder as ordinary income. Any excess of the amount realized upon such disposition over the fair market value at exercise will generally be long-term or short-term capital gain depending on the holding period involved.

Notwithstanding the foregoing, in the event that the exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

Non-Qualified Stock Options. No income will be recognized by an option holder at the time a non-qualified stock option is granted. Generally, ordinary income will, however, be recognized by an option holder at the time a vested non-qualified stock option is exercised in an amount equal to the excess of the fair market value of the underlying Common Stock on the exercise date over the exercise price. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a vested non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will generally be long-term capital gain depending on the holding period involved. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of such non-qualified stock option and the amount included in income with respect to such option.

Notwithstanding the foregoing, in the event that exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules apply.

Restricted Stock. A participant normally will not recognize taxable income upon the award of a restricted stock grant, and the Company will not be entitled to a deduction, until the stock is transferable by the participant or no longer subject to a substantial risk of forfeiture. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the Common Stock at that time, less any consideration paid by the participant for the shares, and the Company will be entitled to a deduction in the same amount. A participant may, however, elect under Section 83(b), described below, to recognize ordinary compensation income in the year the restricted stock grant is awarded in an amount equal to the fair market value of the Common Stock at that time less any consideration paid by the participant for the shares, determined without regard to the restrictions. In such event, the Company generally will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by the participant upon a subsequent disposition of the shares will be capital gain or loss. If, after making the election, any shares subject to a restricted stock grant are forfeited, or if the market value declines during the restriction period, the participant is generally not entitled to a tax deduction.

If an 83(b) election were made, there would generally be no tax consequences to the holder upon the vesting of the stock, and all subsequent appreciation in the stock would generally be eligible for capital gains treatment. Additional special tax rules may apply to those option holders who are subject to the rules set forth in Section 16 of the Securities Exchange Act of 1934.

Stock Appreciation Rights. There are no federal income tax consequences to a holder or to the Company upon the grant of an SAR. Upon the exercise of an SAR, the holder will recognize ordinary compensation income in an amount equal to the cash and the fair market value of any shares of Common Stock received upon exercise, and the Company generally will be entitled to a corresponding deduction. Upon the sale of any shares acquired by the exercise of an SAR, a holder will have a capital gain or loss (long-term or short-term depending upon the holding period involved) in an amount equal to the difference between the amount realized upon the sale and the holder's adjusted tax basis in the shares (the amount of ordinary income recognized by the holder at the time of exercise of the SAR).

Performance Share Awards. A participant will not recognize any income upon the grant of a performance share award. At the time the Compensation Committee determines an amount, if any, to be paid with respect to performance share awards, the participant will recognize ordinary compensation income in an amount equal to the cash and the fair market value of any shares of Common Stock paid. The Company generally will be entitled to a corresponding deduction. Upon the sale of any shares acquired, a participant will have a capital gain or loss (long-term or short-term depending upon the holding period involved) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the amount of ordinary income recognized by the participant upon payment of the shares).

Tax Withholding. All grants under the 1998 Plan are subject to applicable tax withholding requirements. The Company has the right to deduct from all grants paid in cash, or from other wages paid to a participant, any taxes required by law to be withheld with respect to the grant. If grants are paid in shares of Common Stock, the Company may require a participant to pay the amount of any taxes that it is required to withhold or may deduct the amount of withholding taxes from other wages paid to the participant. If approved by the Compensation Committee, the income tax withholding obligation with respect to grants paid in Common Stock may be satisfied by having shares withheld. The Company's obligations under the 1998 Plan are conditional upon the payment or arrangement for payment of any required withholding.

Section 162(m). Section 162(m) of the Internal Revenue Code may preclude the Company from claiming a federal income tax deduction if it pays total remuneration in excess of $1 million to the chief executive officer or to any of the other four most highly compensated officers in any one year. Total remuneration would generally include income recognized pursuant to awards made under the 1998 Plan. An exception does exist, however, for performance-based compensation which includes amounts received upon the exercise of stock options pursuant to a plan approved by shareholders that meets certain requirements. The 1998 Plan is intended to make grants of stock options and stock appreciation rights that meet the requirements of performance-based compensation. Other awards have been structured with the intent that such awards may qualify as such performance-based compensation if so determined by the Compensation Committee.

Approval of the amendment to 1998 Plan requires the affirmative vote of a majority of the total votes cast. As a result, any shares not voted (whether by abstention, broker non-vote or otherwise) will have no effect on the outcome.

The Board of Directors recommends a vote FOR the amendment to the 1998 Stock Incentive Plan.

          SUBMISSION OF SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Shareholders wishing to have a proposal included in the Board of Directors' 2001 Proxy Statement must submit the proposal so that the Secretary of the Company receives it no later than February 1, 2001. The Securities and Exchange Commission rules set forth standards as to what shareholder proposals are required to be included in a proxy statement. Shareholders wishing to make a nomination for election to the Board of Directors must submit written notice of the shareholder's intention to make such nomination so that the Chairman of the Board receives it not less than 90 days nor more than 120 days prior to the annual meeting at which such nomination is to occur. Shareholders wishing to have a proposal presented at an annual meeting must submit the proposal so that the Secretary of the Company receives it not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided; however, that in the event that the date of the meeting is advanced by more than 20 days from such anniversary date, notice by the shareholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made. The Company's By-Laws set forth certain informational requirements for shareholders' nominations of directors and proposals.

                             EXECUTIVE COMPENSATION

  REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
                                  COMPENSATION

Report of the Compensation Committee of the Board of Directors on Executive Compensation


Role of Committee. The Compensation Committee of the Board of Directors (the "Committee") establishes, oversees and directs the Company's executive compensation programs and policies and administers the Company's stock option and long-term incentive plans. The Committee seeks to align executive compensation with Company objectives and strategies, management programs, business financial performance and enhanced shareholder value. The Committee consists of three directors, all of whom are not and have never been an officer or employee of the Company.

The Committee regularly reviews and approves generally all compensation and fringe benefit programs of the Company and also reviews and determines the actual compensation of the Company's executive officers, as well as all stock option grants, long-term incentive grants and cash incentive awards to all key employees. All compensation actions taken by the Committee are reported to and approved by the full Board of Directors. The Committee also reviews and makes recommendations to the Board of Directors on policies and programs for the development of management personnel and management structure and organization. The Committee reviews and administers the Company's 1998 Stock Incentive Plan. The Committee may from time to time review executive compensation reports prepared by independent organizations in order to evaluate the appropriateness of its executive compensation program.

The Committee's objectives include (i) attracting and retaining exceptional individuals as executive officers and (ii) providing key executives with motivation to perform to the full extent of their abilities in an effort to maximize Company performance to deliver enhanced value to the Company's shareholders. The Committee believes it is important to place a greater percentage of executive officers' total compensation, principally in the form of equity, at risk than that of non-executives by tying executive officers' compensation directly to the performance of the business and value of the Common Stock. Executive compensation consists primarily of an annual salary, bonuses linked to the performance of the Company and long-term equity-based compensation.

Compensation. The annual base salaries of the Company's executive officers are set at levels designed to attract and retain exceptional individuals by rewarding them for individual and Company achievements. The Committee reviews executive officers' salaries annually to adjust such salaries based on each executive officer's past performance, expected future contributions and the scope and nature of responsibilities of the executive officer, including changes in such responsibilities.

The Committee believes that a portion of the executives' compensation should be tied to the achievement of the Company's goals in order to reward individual performance and overall Company success. Such targets include the Company's individual strategic and operating targets and expansion of the Company's network of partner companies. Additionally, a portion of each officer's bonus is based on subjective criteria particular to each officer's individual operating responsibilities.

In addition to salaries and incentive bonuses, the Committee also grants stock options to executive officers and other key employees of the Company and its subsidiaries in order to focus the efforts of these employees on the long-term enhancement of profitability and shareholder value. Awards under these employee stock option plans may be in the form of options, restricted stock or stock appreciation rights. Options, which have a fixed exercise price and vest over periods of up to seven years and have an exercise price equal to the market value of the Common Stock on the date of grant, were granted to executive officers and other key employees in 2000.

2000 Chief Executive Officer. The Committee determined the 2000 compensation of Dr. Ginsberg, Chief Executive Officer, in accordance with the above discussion. Specifically, the Committee utilized a base salary. The Committee also issued Dr. Ginsberg stock options which vest over a period of two years.

Deductibility of Compensation. Section 162(m) of the Internal Revenue Code provides that publicly held companies may not deduct in any taxable year compensation paid to any of the individuals named in the Summary Compensation Table in excess of one million dollars that is not "performance-based." To qualify as "performance-based" compensation, the Committee's discretion to grant incentive awards must be strictly limited. Grants of stock options and SARs under our plans generally will meet the requirements of "performance-based compensation." Restricted stock grants generally will not qualify as, and performance units may not qualify as, "performance-based compensation." The Committee believes that the benefit of retaining the ability to exercise discretion under the Company's incentive compensation plans outweighs the limited risk of loss of tax deductions under section 162(m). Therefore, because the 1998 Stock Incentive Plan has been approved by the Company's shareholders, the Committee does not currently plan to take any action, other than seeking shareholder approval for the amendment to the 1998 Stock Incentive Plan, to qualify any of the incentive compensation plans under section 162(m).

                                                          COMPENSATION COMMITTEE
                                                     Guus van Kesteren, Chairman
                                                                     Harold Blue
                                                                Cornelis F. Wit



                            EXECUTIVE COMPENSATION

                          Summary Compensation Table

-----------------------------------------------------------------------------------------------------------
                                                                       Long term Compensation
-----------------------------------------------------------------------------------------------------------
                                   Annual Compensation                 Awards           Payouts
------------------------------------------------------------------------------------------------------------
        (a)            (b)      (c)         (d)       (e)         (f)          (g)        (h)        (i)
-----------------------------------------------------------------------------------------------------------
                                                     Other                 Securities
-----------------------------------------------------------------------------------------------------------
Name                                                 Annual   Restricted     Under-               All other
-----------------------------------------------------------------------------------------------------------
And                                                 Compen-      Stock        Lying       LTIP     Compen-
-----------------------------------------------------------------------------------------------------------
Principal                                            sation     Awards       Options     Payout     sation
-----------------------------------------------------------------------------------------------------------
      Position        Year   Salary ($)  Bonus ($)    ($)         ($)       SARs (#)      ($)        ($)
      --------        ----   ----------  ---------    ---         ---       --------      ---        ---
-----------------------------------------------------------------------------------------------------------
David Ginsberg,
CEO/Director          2000    $134,255       $-0-    $   -0-        $-0-      240,000      $-0-     $16,759
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Peter Knezevich
CEO/Director          2000    $131,231       $-0-    $   -0-        $-0-          -0-      $-0-     $ 5,300
-----------------------------------------------------------------------------------------------------------
                      1999    $ 84,278       $-0-    $   -0-        $-0-      897,568      $-0-     $ 4,000
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Randall Smith
President/Director    2000    $119,831       $-0-    $   -0-        $-0-      336,539      $-0-     $ 6,800
-----------------------------------------------------------------------------------------------------------
                      1999    $ 84,278       $-0-    $6,205         $-0-      732,107      $-0-     $ 4,000
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Clifton Middleton
Vice President        2000    $100,899       $-0-    $   -0-        $-0-      252,000      $-0-     $ 3,000
-----------------------------------------------------------------------------------------------------------
                      1999    $ 91,358       $-0-    $6,237         $-0-      534,113      $-0-     $ 3,000
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Gene Gordon
Vice President        2000    $115,000       $-0-    $  -0-         $-0-        2,000      $-0-     $ 6,600
-----------------------------------------------------------------------------------------------------------

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------------------------
                                               Individual Grants
-----------------------------------------------------------------------------------------------------------------
       (a)                     (b)                  (c)                    (d)                     (e)
-----------------------------------------------------------------------------------------------------------------
                            Number of
-----------------------------------------------------------------------------------------------------------------
                            Securities           % of Total
-----------------------------------------------------------------------------------------------------------------
                            Underlying          Options/SARs
-----------------------------------------------------------------------------------------------------------------
                             Options/            Granted to
-----------------------------------------------------------------------------------------------------------------
                               SARs             Employees in         Exercise or Base          Expiration
-----------------------------------------------------------------------------------------------------------------
       Name                Granted (#)          Fiscal Year          Price ($/Share)              Date
       ----                -----------           ----------          ---------------              ----
-----------------------------------------------------------------------------------------------------------------
David Ginsberg              200,000                 10.8%                 $5.50                12/31/07
-----------------------------------------------------------------------------------------------------------------
David Ginsberg               40,000                  2.2%                 $2.61                  8/2/05
-----------------------------------------------------------------------------------------------------------------
Peter Knezevich                  -0-                 0.0%                    -0-                    n/a
-----------------------------------------------------------------------------------------------------------------
Randall Smith                 2,000                  0.1%                 $2.50                 7/30/09
-----------------------------------------------------------------------------------------------------------------
Clifton Middleton             2,000                  0.1%                 $2.50                 7/30/09
-----------------------------------------------------------------------------------------------------------------
Gene Gordon                   2,000                  0.1%                 $2.50                 7/30/09
-----------------------------------------------------------------------------------------------------------------

        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES

--------------------------------------------------------------------------------------------------------------------------------
     (a)                     (b)             (c)           (d)                                                     (e)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                   Number of
--------------------------------------------------------------------------------------------------------------------------------
                                                                   Securities                          Value of
--------------------------------------------------------------------------------------------------------------------------------
                                                                   Underlying                        Unexercised
--------------------------------------------------------------------------------------------------------------------------------
                                                                  Unexercised                        In-the-money
--------------------------------------------------------------------------------------------------------------------------------
                                                                Options/SARs at                    Options/SARs at
--------------------------------------------------------------------------------------------------------------------------------
                           Shares                                  FY End (#)                         FY End ($)
                          Acquired
--------------------------------------------------------------------------------------------------------------------------------
                         On Exercise        Value
                         -----------        -----
     Name                    (#)        Realized ($)     Exercisable     Unexercisable     Exercisable      Unexercisable
     ----                    ---        ------------     -----------    --------------     -----------      -------------
--------------------------------------------------------------------------------------------------------------------------------
David Ginsberg               -0-           $-0-          240,000/                -0-            -0-                -0-
--------------------------------------------------------------------------------------------------------------------------------
Peter Knezevich              -0-           $-0-               -0-                -0-            -0-                -0-
--------------------------------------------------------------------------------------------------------------------------------
Randall Smith                -0-           $-0-            2,000            334,539             -0-                -0-
--------------------------------------------------------------------------------------------------------------------------------
Clifton Middleton            -0-           $-0-            2,000            250,000             -0-                -0-
--------------------------------------------------------------------------------------------------------------------------------
Gene Gordon                  -0-           $-0-            2,000                 -0-            -0-                -0-
--------------------------------------------------------------------------------------------------------------------------------


                          OTHER FORMS OF COMPENSATION

Other than as set forth above the Company does not currently compensate its officers or other employees through any other programs. The Company offers health and dental benefits in the regular course of business. There are not currently any long-term incentive plans in place. The Company is contemplating the addition of a 401(k) or similar retirement program for both officers and employees.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the beneficial ownership of our common stock as of September 15, 2001, with respect to (i) each person known to us to be the beneficial owner of more than 5% of our common stock, (ii) each director, (iii) each executive officer named in the summary Compensation Table, and (iv) all of our directors and officers as a group:

Name and Address (1)              # of Shares (2)      % of Class
--------------------              ---------------      ----------
David Ginsberg (3)                    1,492,423           9.79%
Randall G. Smith (4)                  1,100,546           7.22%
Cornelis Wit (5)                        229,899           1.51%
Guus van Kesteren (6)                   305,001           2.00%
Harold Blue                                 -0-              0%
Jan Vandamme                                -0-              0%
                                      ---------          -----

All Directors and Officers as a
 group (7 people)                     1,989,962          14.64%
                                      =========          =====

(1) The address for each person, unless otherwise noted, is 3250 Mary Street, Suite 402, Miami, Florida 33133.
(2) In accordance with Rule 13d-3 of the Exchange Act, shares that are not outstanding, but that are subject to options, warrants, rights or conversion privileges exercisable within 60 days from September 15, 2001.
(3) Includes 556,667 shares issuable upon the exercise of currently exercisable stock options, 400,000 shares issuable upon the exercise of stock warrants and 400,000 shares issuable upon the conversion of the Company's 8% Series B Preferred Stock.
(4) Includes 132,000 shares issuable upon the exercise of currently exercisable stock options and 20,000 shares issuable upon the exercise of stock warrants..
(5) Includes 210,000 shares issuable upon the exercise of currently exercisable stock options.
(6) Includes 210,000 shares issuable upon the exercise of currently exercisable stock options and 66,700 shares issuable upon the exercise of currently exercisable stock warrants.

                            AUDIT COMMITTEE CHARTER

Role
The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities for management's conduct of the Company's financial reporting processes.

Memberships and Meetings
The Audit Committee shall be comprised of not less than two members of the Board of Directors. The Committee's composition will meet the requirements of NASDAQ. Accordingly, the members of the Audit Committee will be directors:

     . None of whom they have any relationship to the Company that may interfere with the exercise of independence from management and the Company; and

     . All of whom, as determined by the Board of Directors in its business judgment, are financially literate or will become financially literate within a reasonable period of time after appointment to the Committee and at least one of whom, as so determined by the Board of Directors, has accounting or related financial management expertise.

The Audit Committee will establish its meeting schedule, including executive sessions with management, internal audit staff and the outside auditors.

Responsibilities
The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing the financial statements. Additionally, the Company's financial management including the internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information of the Company than does the Audit Committee. Consequently, the Committee's role is one of oversight and it does not provide any expert assurance or certification as to the Company's financial statements or the work of the outside auditors or that of the internal audit staff. However, the outside auditor and the director of internal audit are ultimately accountable to the Board of Directors and the Audit Committee.

The following functions are the common recurring activities of the Audit Committee in carrying out its oversight function:

     . The Audit Committee will review and discuss with management the audited financial statements.

     . The Audit Committee will discuss with the outside auditors the matters required to be discussed by the Statement of Auditing Standards No. 61.

     .    The Audit Committee will:
          . Annually request from the outside auditors, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board No. 1 and Rule 2-01 of Regulation S-X;
          . Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence;
          . Consider whether the provision of services by the auditor of the type required to be disclosed pursuant to Item 9 of Schedule 14A under the Securities Exchange Act of 1934 is compatible with maintaining the auditor's independence;
          . Recommend that the Board of Directors take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

 .         The Audit Committee, based on the above review and discussions, will make a recommendation to the Board of Directors as to the inclusion of the Company's audited financial statements in the Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB.

 .         The Audit Committee, subject to any action that may be taken by the
     Board of Directors, will have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor.

 .         The Audit Committee will review the adequacy of this Charter on an annual basis and recommend any changes believed to be appropriate to the Board of Directors.

                 OmniComm Systems, Inc. Audit Committee Report

The Audit Committee of the OmniComm Systems, Inc. Board of Directors (the Committee) is composed of two directors and operates under a written charter adopted by the Board of Directors. The members of the Committee are Randall G. Smith and Cornelis F. Wit. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Corporation's independent accountants.

Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for the performing an independent audit of the Corporations consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Corporation's independent accountants also provided the Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

Randall G. Smith
Cornelis F. Wit


                           ROLES OF BOARD COMMITTEES
                             OMNICOMM SYSTEMS, INC.
                              2000 PROXY STATEMENT

AUDIT COMMITTEE

   . Reviews the performance and recommends the appointment of the Company's independent accountants;
   . Reviews the scope and results of the audit plans of the independent accountants and the internal auditors;
   . Oversees the scope and adequacy of the Company's internal accounting control and record-keeping systems;
   . Reviews the objectivity, effectiveness and resources of the internal audit function, which reports directly to the Committee;
   . Confers independently with the internal auditors and the independent accountants;
   . Reviews the audited financial statements to be included in the annual report;

   . Reviews non-audit services to be performed by the independent accountants and all relationships the independent accountants have with the Company; and
   . Determines the appropriateness of fees for audit and non-audit services performed by the independent accountants.

COMPENSATION AND ORGANIZATION COMMITTEE

   . Develops and recommends to the Board an annual performance evaluation of the Chief Executive Officer;
   . Reviews and recommends to the Board salary and incentive compensation, including bonus, stock options and restricted stock, for the Chief Executive Officer;
   . Reviews and approves the salaries and incentive compensation for all corporate officers and senior executives;
   . Reviews and approves the short-term incentive compensation programs, including the performance goals;
   . Reviews the salary structure and the apportionment of compensation among salary and short-term and long term incentive compensation;
   . Reviews and approves the incentive compensation to be allocated to employees; . Reviews and recommends to the Board significant changes in the design of employee benefit plans;
   . Reviews, prior to becoming effective, any major organization change that the Chief Executive Officer intends to implement; and,
   . Reviews executive organization and principal programs for executive development, and annually reports to the Board on management development and succession planning.

                              FINANCIAL STATEMENTS

The Company's Quarterly Report on Form 10-QSB dated June 30, 2001 is hereby incorporated by reference.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Cornelis Wit, a Director of the Company, is also currently a consultant to Noesis Capital Corp and served as Noesis' President of Corporate Finance from March 1995 to September 2000. Noesis Capital Corp. has served as placement agent for the Company on three private placements of securities.

On December 16, 1999, the Company entered into a consulting agreement ("Agreement") with Guus van Kesteren and Cornelis F. Wit both of whom are directors of the Company. The Agreement provides for compensation to be paid to van Kesteren and Wit in the event sales leads or contacts developed by van Kesteren and Wit result in sales of the Company's TrialMaster system.

On July 18, 2000 the Company borrowed $50,000 from Guus van Kesteren a Director of the Company. The promissory note carried an interest rate of 12% per annum and had a maturity date of September 30, 2000. In addition, the Company granted Mr. van Kesteren an option to purchase 20,000 shares of the Company's common stock at a price of $2.25. At the Company's request Mr. van Kesteren elected to convert the promissory note as part of a private placement of debt of the Company. The private placement debt will accrue interest at 12% per annum and is convertible into common stock of the Company at a rate of $0.50 per share on January 31, 2002.

On August 17, 2000 the Company borrowed $100,000 from Noesis N.V. a shareholder of the Company. The promissory note carried an interest rate of 8% per annum and had a maturity date of January 1, 2001. At the Company's request Noesis elected to convert the promissory note as part of a private placement of debt of the Company. The private placement debt will accrue interest at 12% per annum and is convertible into common stock of the Company at a rate of $0.50 per share on January 31, 2002.

On October 26, 2000 the Company borrowed $250,000 from Profrigo N.V. a shareholder of the Company. The promissory note carried an interest rate of 5% per annum and had a maturity date of January 1, 2001. At the Company's request Profrigo elected to convert the promissory note as part of a private placement of debt of the Company. The private placement debt will accrue interest at 12% per annum and is convertible into common stock of the Company at a rate of $0.50 per share on January 31, 2002.

On November 22, 2000 the Company borrowed $150,000 from Profrigo, N.V, a shareholder of the Company. The promissory note carries an interest rate of 18% per annum and has a maturity date of January 15, 2001. In addition, the Company granted Profrigo an option to purchase 150,000 shares of the Company's common stock at a price of $0.75. The promissory note was amended and restated on August 31, 2001 with new terms which include an interest rate of 8% per annum. One half (1/2) of the principal is payable upon the closing of any financing by the Company resulting in gross proceeds in excess of $2,000,000, and the balance of the principal together with accrued interest shall be paid no later than August 31, 2003.

On December 22, 2000 the Company borrowed $60,000 from Guus van Kesteren a Director of the Company. The promissory note carried an interest rate of 5% per annum and had a maturity date of January 1, 2001. At the Company's request Mr. van Kesteren elected to convert the promissory note as part of a private placement of debt of the Company. The private placement debt will accrue interest at 12% per annum and is convertible into common stock of the Company at a rate of $0.50 per share on January 31, 2002.

On December 22, 2000 the Company borrowed $50,000 from Profrigo N.V. a shareholder of the Company. The promissory note carried an interest rate of 5% per annum and had a maturity date of January 1, 2001. At the Company's request Profrigo elected to convert the promissory note as part of a private placement of debt of the Company. The private placement debt will accrue interest at 12% per annum and is convertible into common stock of the Company at a rate of $0.50 per share on January 31, 2002.

On February 20, 2001 the Company borrowed $60,000 from Guus van Kesteren a Director of the Company. The promissory note carries an interest rate of 12% per annum and has a maturity date of August 20, 2001. In addition, the Company granted Mr. van Kesteren an option to purchase 20,000 shares of the Company's common stock at a price of $0.50. The promissory note was amended and restated on August 31, 2001 with new terms which include an interest rate of 8% per annum. One half (1/2) of the principal is payable upon the closing of any financing by the Company resulting in gross proceeds in excess of $2,000,000, and the balance of the principal together with accrued interest shall be paid no later than August 31, 2003.

On March 19, 2001 the Company borrowed $100,000 from Profrigo N.V a shareholder of the Company. The promissory note carries an interest rate of 12% per annum and has a maturity date of September 19, 2001. The promissory note was amended and restated on August 31, 2001 with new terms that include an interest rate of 8% per annum. One half (1/2) of the principal is payable upon the closing of any financing by the Company resulting in gross proceeds in excess of $2,000,000, and the balance of the principal together with accrued interest shall be paid no later than August 31, 2003.

On April 24, 2001 the Company borrowed $20,000 from Guus van Kesteren a Director of the Company. The promissory note carries an interest rate of 12% per annum and has a maturity date of August 26, 2001. In addition, the Company granted Mr. van Kesteren an option to purchase 6,700 shares of the Company's common stock at a price of $0.30. The promissory note was amended and restated on August 31, 2001 with new terms that include an interest rate of 8% per annum. One half (1/2) of the principal is payable upon the closing of any financing by the Company resulting in gross proceeds in excess of $2,000,000, and the balance of the principal together with accrued interest shall be paid no later than August 31, 2003.

On June 22, 2001 the Company borrowed $25,000 from Guus van Kesteren a Director of the Company. The promissory note carries an interest rate of 12% per annum and has a maturity date of December 22, 2001. The note was converted as part of a private placement of the Company's Series B Preferred Stock which was consummated on August 31, 2001. The preferred stock carries an 8% annual dividend and is convertible into shares of the Company's Common Stock at a price of $0.25 per share.

On June 22, 2001 the Company borrowed $25,000 from Cornelis Wit a Director of the Company. The promissory note carries an interest rate of 12% per annum and has a maturity date of December 22, 2001. . The note was converted as part of a private placement of the Company's Series B Preferred Stock which was consummated on August 31, 2001. The preferred stock carries an 8% annual dividend and is convertible into shares of the Company's Common Stock at a price of $0.25 per share.

On July 5, 2001 the Company borrowed $100,000 from Guus van Kesteren a Director of the Company. The promissory note carries an interest rate of 12% per annum and has a maturity date of July 1, 2002. In addition, the Company granted Mr. van Kesteren an option to purchase 20,000 shares of the Company's common stock at a price of $0.41. The promissory note was amended and restated on August 31, 2001 with new terms that include an interest rate of 8% per annum. One half (1/2) of the principal is payable upon the closing of any financing by the Company resulting in gross proceeds in excess of $2,000,000, and the balance of the principal together with accrued interest shall be paid no later than August 31, 2003.

On July 17, 2001 the Company borrowed $10,000 from Guus van Kesteren a Director of the Company. The promissory note carries an interest rate of 12% per annum and has a maturity date of January 1, 2002. In addition, the Company granted Mr. van Kesteren an option to purchase 4,000 shares of the Company's common stock at a price of $0.40. The promissory note was amended and restated on August 31, 2001 with new terms that include an interest rate of 8% per annum. One half (1/2) of the principal is payable upon the closing of any financing by the Company resulting in gross proceeds in excess of $2,000,000, and the balance of the principal together with accrued interest shall be paid no later than August 31, 2003.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The rules of the Securities and Exchange Commission require the Company to disclose late filings of stock transaction reports by its executive officers and directors. Based solely on a review of reports filed by the Company on these individuals' behalf and written representations from them that no other reports were required, all Section 16(a) filing requirements have been met during fiscal year 2000.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee makes all compensation decisions. Messrs. Wit, Blue, and van Kesteren serve as the members of the Compensation Committee. None of our other executive officers, directors or Compensation Committee members currently serve, or have in the past served, on the compensation committee of any other company whose directors and executive officers have served on the Company's Compensation Committee.

                                 OTHER BUSINESS

The Company is not aware of any other matters that will be presented for shareholder action at the Annual Meeting. If other matters are properly introduced, the person named in the accompanying proxy will vote the shares they represent in accordance with their judgment.

By Order of the Board of Directors

/s/ Randall G. Smith

Randall G. Smith
Secretary

September 19, 2001

                            OMNICOMM SYSTEMS, INC.
                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 16, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of OMNICOMM SYSTEMS, INC., a Delaware corporation, does hereby constitute and appoint DAVID GINSBERG, D.O., RANDALL G. SMITH and RONALD T. LINARES, or any one of them, with full power to act alone and to designate substitutes, the true and lawful attorneys and proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of Omnicomm Systems, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at Marriott Residence Inn, 2835 Tigertail Avenue, Coconut Grove, Florida 33133, on November 16, 2001 at 9 a.m., and at any and all adjournments and postponements thereof, as follows:

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

Please mark your vote as indicated in this example [X]

ITEM 1.  ELECTION OF DIRECTORS
                       VOTE FOR ALL*   WITHHELD FOR ALL
                            [_]               [_]
Nominees:
David Ginsberg, D.O.
Randall G. Smith
Cornelis F. Wit
Guus van Kesteren
Harold Blue

* To withhold authority to vote for one or more nominee(s), write the name(s) of the nominee(s) below:

--------------------------------------------------------------------------------

ITEM 2.  RATIFICATION OF INDEPENDENT ACCOUNTANTS

                            FOR    AGAINST   ABSTAIN
                             [_]     [_]       [_]

ITEM 3.  PROPOSAL TO INCREASE AUTHORIZED COMMON STOCK

                            FOR    AGAINST   ABSTAIN
                             [_]      [_]      [_]


ITEM 4.  AMENDMENT OF 1999 EQUITY COMPENSATION PLAN

                            FOR    AGAINST   ABSTAIN
                             [_]      [_]      [_]


ITEM 5.  OTHER MATTERS

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 5. NOTE:
PLEASE DATE THIS PROXY, SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON, AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

Signature(s) ___________________________________________      Date _____________

Signature(s) ___________________________________________      Date _____________